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                                                                    Exhibit 32.2



CERTIFICATION

I, Robert J. Bertolini, Executive Vice President and Chief Financial Officer of Schering-Plough Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the period ended March 31, 2005 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Schering-Plough Corporation.



Dated: April 25, 2005



/s/ Robert J. Bertolini
-----------------------
Robert J. Bertolini
Executive Vice President and
Chief Financial Officer